Consolidated Statement of Changes in Equity - Analysis of Other Reserves (Parenthetical) - GBP (£) £ in Millions		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Net gain (loss) on cash flow hedge	[1]	£ (6)	£ 13	£ (5)
Gain (loss) from effective portion of changes in fair value		137	(15)	15
Amount of reclassification to the cost of acquisition		118	0	0
Amount of reclassification due to changes in foreign exchange rates		25	(28)	20
Legal reserve
Transfer between reserves		£ 0	£ (10)	£ 0

[1]	£6m net loss (2021: £13m net gain; 2020: £5m net loss) on cash flow hedge includes £137m gain (2021: £15m loss; 2020: £15m gain) from the effective portion of changes in fair value offset by reclassification to the cost of acquisition of £118m gain (2021: £nil; 2020: £nil) and reclassification to the income statement of £25m gain (2021: £28m loss; 2020: £20m gain) due to changes in foreign exchange rates.